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LORD ABBETT

SECURITIES

TRUST


GROWTH & INCOME SERIES

INTERNATIONAL SERIES

WORLD BOND-DEBENTURE
SERIES

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LORD ABBETT SECURITIES TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
================================================================================
Lord Abbett Securities Trust ("we" or the "Fund") is a mutual fund currently consisting of four series. Only shares of the Growth & Income Series, the International Series and the World Bond-Debenture Series are offered by this Prospectus. These Series offer three classes of shares: Class A, Class B and Class C. These classes provide different options in purchasing shares of the Fund. See "Purchases" for a description of these choices.

      The Growth & Income Series seeks long-term growth of capital and income without excessive fluctuations in market value. The International Series seeks long-term capital appreciation.

      The World Bond-Debenture Series seeks high current income and the opportunity for capital appreciation to produce a high total return. It invests substantially in lower-rated debt securities which entail greater risks than investments in higher-rated debt securities. The former are referred to colloquially as "junk bonds." Before investing in the World Bond-Debenture Series, investors should carefully consider the risks set forth under "How We Invest" and also that at least 20% of the World Bond-Debenture Series' assets must be invested in any combination of investment grade debt securities, U.S. Government or other soverign state securities and cash equivalents.

      There can be no assurance that each Series will achieve its objective.

      This Prospectus sets forth concisely the information about the Fund and each Series that a prospective investor should know before investing. Additional information about the Fund and each Series has been filed with the Securities and Exchange Commission. The Statements of Additional Information are incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- the Statements of Additional Information." The date of this Prospectus, and the date of the Statements of Additional Information, is March 19, 1998.

PROSPECTUS

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of each Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in each Series involves risks, including the possible loss of principal.

====================================
 CONTENTS                       PAGE

  1  Investment Objectives        2

  2  Fee Table                    2

  3  Financial Highlights         4

  4  How We Invest                5

  5  Purchases                   13

  6  Shareholder Services        20

  7  Our Management              21

  8  Dividends, Capital Gains
     Distributions and Taxes     22

  9  Redemptions                 23

 10  Performance                 24
===================================

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT OBJECTIVES
================================================================================
The investment objective of the Growth & Income Series is long-term growth of capital and income without excessive fluctuations in market value. Normally, it invests in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. The investment objective of the International Series is long-term capital appreciation. The production of any current income is incidental to this objective and the International Series also may invest in securities which do not produce any income. The International Series normally invests primarily in equity securities of non-U.S. issuers. The investment objective of the World Bond-Debenture Series is high current income. Unusual values are sought, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

FEE TABLE
================================================================================
A summary of the expenses of each Series is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

-----------------------------------------------------------------------------------------------------------------
GROWTH & INCOME SERIES                     Class A         Class B                        Class C
                                           Shares          Shares                         Shares
-----------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                           5.75%        None                             None

Deferred Sales Load(2)
(See "Purchases")                           None         5% if shares are redeemed        1% if shares
                                                         before 1st anniversary           are redeemed
                                                         of purchase, declining           before 1st anniversary
                                                         to 1% before 6th                 of purchase
                                                         anniversary and
                                                         eliminated on and
                                                         after 6th anniversary(3)
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")      0.75%        0.75%                            0.75%
12b-1 Fees (See "Purchases")(1)(2)          0.24%        1.00%                            1.00%
Other Expenses (See "Our Management")       0.30%        0.30%                            0.30%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                    1.29%        2.05%                            2.05%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SERIES                       Class A         Class B                        Class C
                                           Shares          Shares                         Shares
-----------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                           5.75%        None                             None

Deferred Sales Load(2)
(See "Purchases")                           None         5% if shares are redeemed        1% if shares
                                                         before 1st anniversary           are redeemed
                                                         of purchase, declining           before 1st anniversary
                                                         to 1% before 6th                 of purchase
                                                         anniversary and
                                                         eliminated on and
                                                         after 6th anniversary(3)
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")      0.75%        0.75%                            0.75%
12b-1 Fees (See "Purchases")(1)(2)          0.25%        1.00%                            1.00%
Other Expenses (See "Our Management")       0.37%        0.37%                            0.37%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                    1.37%        2.12%                            2.12%
-----------------------------------------------------------------------------------------------------------------


2
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
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WORLD BOND-DEBENTURE SERIES                Class A       Class B                         Class C
                                           Shares        Shares                          Shares
-----------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                           4.75%        None                             None

Deferred Sales Load(2)
(See "Purchases")                           None         5% if shares are redeemed        1% if shares
                                                         before 1st anniversary           are redeemed
                                                         of purchase, declining           before 1st anniversary
                                                         to 1% before 6th                 of purchase
                                                         anniversary and
                                                         eliminated on and
                                                         after 6th anniversary(3)
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")      0.50%        0.50%                            0.50%
12b-1 Fees (See "Purchases")(1)(2)          0.25%        1.00%                            1.00%
Other Expenses (See "Our Management")       0.30%        0.30%                            0.30%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                    1.05%        1.80%                            1.80%
-----------------------------------------------------------------------------------------------------------------

Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment in each Series, with reinvestment of all distributions, you would pay the following total expenses assuming redemption on the last day of each time period indicated.

                               1 year      3 years     5 years     10 years
                               ------      -------     -------     --------
Growth & Income Series
    Class A shares               $70         $96        $124        $204
    Class B shares(3)            $71         $94        $130        $219
    Class C shares               $31         $64        $110        $238

International  Series
    Class A shares               $71         $98        $128        $213
    Class B shares(3)            $71         $96        $134        $226
    Class C shares               $32         $66        $114        $245

World Bond Debenture Series
    Class A shares               $58         $79        $103        $170
    Class B shares(3)            $68         $87        $117        $192
    Class C shares               $28         $57         $97        $212

You would pay the following expenses on the same investment, assuming no redemption.

Growth & Income Series
    Class A shares               $70         $96        $124        $204
    Class B shares(3)            $21         $64        $110        $219
    Class C shares               $21         $64        $110        $238

International  Series
    Class A shares               $71         $98        $128        $213
    Class B shares(3)            $21         $66        $114        $226
    Class C shares               $21         $66        $114        $245

World Bond Debenture Series
    Class A shares               $58         $79        $103        $170
    Class B shares(3)            $18         $57         $97        $192
    Class C shares               $18         $57         $97        $212

(1) Although the Series' does not, with respect to Class B and Class C shares, charges a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 Plan applicable to Class B and Class C shares, more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 Plan applicable to Class A shares which permits each Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution.
(2) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate throughout this Prospectus.
(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.
(4) The annual operating expenses for each of the Series are based on estimated expenses for the current fiscal year. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

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3 FINANCIAL HIGHLIGHTS
================================================================================

The following financial highlights have been audited by Deloitte & Touche llp, independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request by calling 1-800-874-3733.

-----------------------------------------------------------------------------------------------
GROWTH & INCOME SERIES                         Class A Shares                Class B Shares
                                          -------------------------------  --------------------
                                                         For the Period      For the Period
                                           Year Ended    July 15, 1996**     June 5, 1997**
Per Share+ Operating                      October 31,         to                  to
Performance:                                 1997      October 31, 1996    October 31, 1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $7.09           $6.50                  $8.20
Income from investment operations
Net investment income                         .093            .028                   --
Net realized and unrealized
gain on securities                           1.781            .589                   .60
Total from investment operations             1.874            .617                   .60
-----------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income         (.099)          (.027)                  --
Distributions from net realized gain         (.075)           --                     --
Net asset value, end of period              $8.79           $7.09                  $8.80
----------------------------------------------------------------------------------------------
Total Return*                               26.78%          12.10%++                7.19%++
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets:
Expenses, including waiver                   1.29%            .39%++                 .86%++
Expenses, excluding waiver                   1.29%            .39%++                 .86%++
Net investment income                        1.15%            .40%++                 .01%++
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
GROWTH & INCOME SERIES                                   Class C Shares
                                             --------------------------------------------------
                                                                               For the Period
                                                 Year Ended October 31,       January 3, 1994**
Per Share+ Operating                         ----------------------------            to
Performance:                                 1997         1996       1995     October 31, 1994
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $7.09        $6.04      $5.07          $5.00
Income from investment operations
Net investment income                         .032         .0949      .12            .089
Net realized and unrealized
gain on securities                           1.790        1.0986      .97            .041
Total from investment operations             1.822        1.1935     1.09            .13
-----------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income         (.037)       (.1035)     (.12)         (.06)
Distributions from net realized gain         (.075)       (.04)       --             --
Net asset value, end of period              $8.80        $7.09      $6.04          $5.07
-----------------------------------------------------------------------------------------------
Total Return*                               26.24%       20.02%     21.83%          2.62%++
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets:
Expenses, including waiver                   2.05%        1.55%      1.16%          0.61%++
Expenses, excluding waiver                   2.05%        2.01%      1.91%          1.94%++
Net investment income                        0.39%        1.36%      2.06%          2.03%++
-----------------------------------------------------------------------------------------------
Growth & Income Series

                                              Year Ended October 31,             For the Period
                                      --------------------------------------    January 3, 1994**
Supplemental Data for All Classes:      1997           1996             1995   to October 31, 1994
-----------------------------------------------------------------------------------------------
Net assets, end of period (000)       $142,992        $113,962        $32,770       $9,160
Portfolio turnover rate                 36.37%          23.84%         23.17%       31.95%
Average Commissions per share
paid on equity transactions              $.065           $.064          $.059         --
-----------------------------------------------------------------------------------------------

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
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INTERNATIONAL SERIES
---------------------------------------------------------------------------------------------
                                      Class A Shares      Class B Shares      Class C Shares
                                      For the Period      For the Period      For the Period
                                    December 13, 1996**   June 2, 1997**      June 2, 1997**
 Per Share+ Operating                        to                 to                  to
 Performance:                        October 31, 1997    October 31, 1997    October 31, 1997
---------------------------------------------------------------------------------------------
Net asset value, beginning of period       $9.42            $10.26            $10.26
Income from investment operations
Net investment income                        .07              (.03)             (.03)
Net realized and unrealized
gain on securities                          1.37               .60               .60
Total from investment operations            1.44               .57               .57
---------------------------------------------------------------------------------------------
Net asset value, end of period            $10.86            $10.83            $10.83
---------------------------------------------------------------------------------------------
Total Return*                              15.21%++           5.56%++           5.56%++
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets:
Expenses, including waiver                  1.23%++            .87%++            .87%++
Expenses, excluding waiver                  1.23%++            .87%++            .87%++
Net investment income                       0.41%++          (0.46)%++         (0.46)%++
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Supplemental Data for All Classes:                      December 13, 1996**
                                                        to October 31, 1997
---------------------------------------------------------------------------------------------
Net assets, end of period (000)                               $37,334
Portfolio turnover rate                                       29.72%
Average commission rate per share
paid on equity transactions                                   $ .024
---------------------------------------------------------------------------------------------

* Total return does not consider the effects of front-end sales or contingent deferred sales charges.
** Commencement of Operations.
+ Prior to July 12, 1996 and June 2, 1997, both the Growth & Income Series and the International Series had only one class of shares. That class is now designated "Class A shares."
++ Not annualized.
See Notes to Financial Statements.

HOW WE INVEST
================================================================================

The Growth & Income Series. The Series is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations. The needs of such investors will be best served by an investment whose growth is characterized by low fluctuations in market value. For this reason, the Series tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in the judgment of Fund management, they carry excessive risk. Fund management tries to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

      The Growth & Income Series normally invests in common stocks (including securities convertible into common stocks) of large, seasoned companies which are expected to show above-average growth in value and which are in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

      The Growth & Income Series is constantly balancing the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. Fund management believes it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed; therefore, it sells securities that it judges to be overpriced and reinvests the proceeds in other securities which it believes offer better values.

      The Series may invest up to 10% of its net assets (at the time of investment) in foreign securities. These foreign securities will be the kind described in this Prospectus for the Series' domestic investment. It is the present intention of Fund management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time. The Series also may invest in straight bonds and other debt securities, including lower rated, high-yield bonds, sometimes referred to as "junk bonds" with a limit of 5% of its net assets (at the time of investment) in such lower rated (BB/Ba or lower), high-yield bonds.

      The Series does not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, it may invest in short-term debt and other high-quality, fixed-income securities.

The International Series. Portfolio investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Series currently intends to diversify investments among countries to reduce currency risk. Although the Series will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market.

      Although the International Series intends to invest primarily in equity securities of companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see section headed "Risk Factors -- Each Series." The Series may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Objectives and Policies" in the Statement of Additional Information.

      Although the International Series will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

      Any remaining assets of the Series not invested as described above may be invested in certain securities or obligations as set forth under the heading "Other Common Policies."

      Financial Futures and Options Thereon. The International Series may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets.

      Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The International Series may invest (normally not more than 5% of the Series' total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Series invests in such investment funds, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

      Depository Receipts. The International Series may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depository without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Series may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Series' investment policies, the Series' investments in Depository Receipts will be deemed to be investments in the underlying securities.

THE WORLD BOND-DEBENTURE SERIES. Fund management believes that with respect to the Series, a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. The Series seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

      Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, the Series thinks, likely to offer good value, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

      Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation is sought by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in our opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers. Such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved. In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

      Under normal circumstances, the Series invests at least 65% of its total assets in bonds and/or debentures. Also, under normal circumstances its total assets will be invested in securities, primarily traded in at least three different countries, including the United States (the "guideline"). Except for this guideline, there are neither limitations on how much of the Series' assets can be invested in securities primarily traded in any one country, nor is there a requirement that the securities of each issuer held by the Series be primarily traded in the same three countries. However, this guideline may not be followed for temporary defensive periods when Fund management (hereinafter meaning the officers of the Fund subject to the direction of the Fund's Board of Trustees with the advice of Lord, Abbett &Co., hereinafter "Lord Abbett") believes that it should invest entirely in domestic securities or in securities primarily traded in fewer than three such countries or in equity or short-term debt securities.

      Subject to the guideline described above with respect to investing in at least three different countries, including the United States, the Series may invest its assets in securities which are primarily traded in the countries throughout the world.

      If the Board of Trustees determines that the change will benefit shareholders, the following investment policies are subject to change by the Board without shareholder approval: (a) the Series must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, (2) debt securities issued or guaranteed by the U.S. Government or another sovereign state or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations, the U.S. Government or another sovereign state), or (4) a combination of any of the foregoing; (b) while the Series may invest its gross assets, at market value, in debt securities primarily traded in foreign countries -- such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, the Series may purchase common and preferred stocks;
(d) it may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Series voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in its portfolio is greater than 35% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Series neither purchases securities for short-term trading, nor for the purpose of exercising control of management.

      The other debt securities in which the Series may invest include, but are not limited to, domestic and foreign fixed- and floating-rate notes, bonds, debentures, convertibles, certificates, warrants, commercial paper and principal and interest pass-through instruments issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks. Apart from hedging purposes, the Series also may enter into forward foreign currency contracts and forward foreign currency contracts which are non-deliverable, to give the Series indirect interest rate exposure in a country where direct exposure is not available to the Series on a level as advantageous.

Other Investment Policies and Techniques

      Country Diversification. Subject to the guideline described above with respect to investing in at least three different countries, including the United States, the Series may invest its assets in securities which are primarily traded in the countries throughout the world.

Risk and Volatility Reduction. The Series intends to utilize, from time to time, one or more of the investment techniques identified below. While some of these techniques involve risk when utilitzed independently, Fund management intends to use them to reduce risk and volatility in the Series' portfolio, although this result cannot be assured.

      Covered Call Options. The Series may sell call options on securities it owns. A call option on securities gives the purchaser of the option, upon payment of a premium to the seller of the option, the right to call upon the seller to deliver a specified security on or before a fixed date at a predetermined price.

      Rights and Warrants. The Series may invest in rights and warrants to purchase securities.

      Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privelege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

      The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

      Repurchase Agreements. The Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Interest Rates And Market Prices. The market prices for debt securities will fluctuate as interest rates change. When interest rates go up, market prices of debt securities tend to go down and when such interest rates go down, such debt securities' market price tends to go up. Longer maturity debt securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities.

Risk Factors -- Each  Series

High Yield Debt Securities. Except for the International Series, the World Bond-Debenture Series may invest substantially and the Growth & Income

Series may invest up to 5% of its net assets (at the time of investment) in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

      While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

      Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord Abbett are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. Neither the World Bond-Debenture Series nor the Growth & Income Series has any minimum rating criteria for its investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to its purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

      Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

      Size. If each Series remains small, there is risk that redemptions of a Series' shares may (a) cause portfolio securities of that Series to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase by that Series.

      Foreign Investments. Investment in each Series requires consideration of certain factors that are not normally involved in investments in U.S. securities. Generally, at least 80% of the assets of the International Series, up to 10% of the net assets of the Growth & Income Series, and a substantial amount of the assets of the World Bond-Debenture Series will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Series' assets denominated or traded in that currency. The performance of each Series will be measured in U.S. dollars, the base currency of each Series. Securities markets of foreign countries in which a Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Series' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries.

      In addition, a Series may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency.

      Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments.

      In addition, foreign securities held by a Series may be traded on days that the Series do not value their portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, a Series' net asset value may be significantly affected on days when shareholders do not have access to the Series.

      Many of the emerging or developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries.

      Also, it may be more difficult to obtain a judgment in a court outside the United States.

OTHER COMMON POLICIES

      Foreign Currency Hedging Techniques. Except for the Growth & Income Series, each Series may utilize various foreign currency hedging techniques described below when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar.

      A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. Each Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when each Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

      Second, each Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. Each Series intends to enter into such forward contracts under this second circumstance periodically.

      Each Series also may transact in currency put and call options on U.S. exchanges or U.S. over-the-counter markets ("OTC") to protect the dollar against foreign currency exposure. A put option gives each Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such currency put and call options will not exceed 5% of the net assets of each Series.

      Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms and banks trade options which are more flexible than exchange-listed options with respect to strike price and maturity date. These OTC options generally are available on a wider range of currencies. OTC foreign-currency options generally are more liquid than listed options and involve the credit risk associated with the individual issuer. OTC options together with illiquid securities may comprise no more than 15% of each Series' net assets.

      A currency call option, upon payment of a premium, gives the purchaser of the option the right to buy and the seller (writer) of the obligation to sell, the underlying currency at the exercise price until the expiration of the option. Each Series' purchase of a call option on a currency might be intended to protect the Series against an increase in the price of the underlying currency that it intends to purchase in the future by fixing the price at which it may purchase such currency. Each Series may sell (write) a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing (as well as the cross-hedging described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

      Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Series' ability to engage in transactions in options, forward contracts and cross hedges.

      Each Series will segregate cash or permitted liquid securities belonging to each Series in an amount not less than that required by SEC Release 10666 and SEC staff interpretations thereof with respect to each Series' assets committed to (a) currency put and call options, (b) forward foreign currency contracts and
(c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of each Series' commitments with respect to such options, forward foreign currency contracts and cross hedges.

      Illiquid Securities. Each Series may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by a Series in such securities, initially determined to be liquid, could have the effect of diminishing the level of a Series' liquidity during periods of decreased market interest in such securities.

      Borrowing. Each Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended, the "Act"), in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Series may borrow up to an additional 5% of its total assets for temporary purposes. Each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      Diversification. Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. The Growth & Income Series and the International Series met the diversification rules under Subchapter M for the fiscal year ended October 31, 1997, and the period December 13, 1996 through October 31, 1997, respectively. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, no more than 5% of such Series' total assets be invested in any one issuer except U.S. Government securities.

      Except for the World Bond-Debenture Series which is a non-diversified investment company, for purposes of the following 75% test, each Series is prohibited as a "diversified" investment company, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of a Series' assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

      When-Issued or Delayed Delivery Securities. Each Series may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securi-ties. Each Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

      While this investment strategy may contribute significantly to a portfolio turnover rate substantially in excess of 100%, it is anticipated to have little or no transaction costs or adverse tax consequences for the Series. Transaction costs normally do not include brokerage because the Series' fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase, the Series normally anticipates that any markups charged will be more than offset by the anticipated economic benefits of the transactions. In the remote situation where this anticipated result does not occur, the markups may offset any benefits.

      Covered Call Options. Each Series may write call options on securities it owns, provided that the securities it holds to cover such options does not represent more than 10% of net assets (in the case of the Growth &Income Series) and 5% of net assets (in the case of the International Series). A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

      It is currently intended that no more than 5% of each Series' net assets will be at risk in the use of any one of the policies identified below.

      Rights and Warrants. Each Series may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of the Series' total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of a Series' total assets.

      Repurchase Agreements. Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

      Closed-end Investment Companies. Each Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that a Series and the closed-end investment company both charge a management fee.

      Lending of Portfolio Securities. Each Series may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements. These loans may not exceed 30% of the value of the Series' total assets. In such an arrangement, the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U. S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

Portfolio Turnover. The portfolio turnover rate for the fiscal year ended October 31, 1997 for the Growth & Income Series was 36.37%. The portfolio turnover rate for the International Series for the fiscal period December 13, 1996 through October 31, 1997 was 29.72%. The portfolio turnover rate for the World Bond-Debenture Series is expected to be within a range from 100% to 150%. See the discussion of when-issued securities under "When-Issued or Delayed Delivery Securities" as to why this will have little or no transaction cost or adverse tax conse-quences for the Series.

Change of Investment Objectives and Policies. No Series will change its investment objective without shareholder approval. If a Series determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing the changed policy in its prospectus.

PURCHASES
================================================================================
ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. Each Series offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and are likely to have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under Class A Share Net Asset Value. If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a "special retirement wrap program") in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a "special retirement wrap program." Class A shares are subject to service and distribution fees that are currently estimated to total approximately .24 of 1% annually for the Growth & Income Series and .25 of 1% for the International Series and the World Bond-Debenture Series of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described below under "General."

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor llc ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described below under "General."

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described below under "General."

Which Class of Shares Should You Choose? Once you decide that a Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. Class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Series.

      We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

      Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

      However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

      For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

      Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

      You should discuss your purchase order for a specific class of shares with your investment professional.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for each Series and Class C shareholders.

GENERAL

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment for each Series is $1,000, except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum initial investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

      The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

      Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Buying Class A Shares. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows:

Class A Share Volume Discounts. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class Ashares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of
--------------------------------------------------------------------------------
                               Sales Charge as a     Dealer's
                                Percentage of:
                                --------------                   Concession
                                                       as a      To Compute
                                           Net       Percentage   Offering
                                Offering   Amount   of Offering Price, Divide
Size of Investment               Price    Invested    Price       NAV by
--------------------------------------------------------------------------------
Less than $50,000                 5.75%    6.10%       5.00%       .9425
--------------------------------------------------------------------------------
$  50,000 to $99,999              4.75%    4.99%       4.00%       .9525
--------------------------------------------------------------------------------
$100,000 to $249,999              3.75%    3.90%       3.25%       .9625
--------------------------------------------------------------------------------
$250,000 to $499,999              2.75%    2.83%       2.25%       .9725
--------------------------------------------------------------------------------
$500,000 to $999,999              2.00%    2.04%       1.75%       .9800
--------------------------------------------------------------------------------
$1,000,000 or more                 No Sales Charge     1.00%+     1.0000
--------------------------------------------------------------------------------
+ Authorized institutions receive concessions on purchases made by a retirement plan, pursuant to a special retirement wrap program or by another qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.
--------------------------------------------------------------------------------

the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Class A Share Net Asset Value Purchases. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund and (f) through Retirement Plans with at least 100 eligible employees.

      There are no minimum initial or subsequent investment requirements for the above-mentioned mutual fund wrap-fee programs.

Class A Rule 12b-1 Plan. The Fund has adopted a Class A share Rule 12b-1 Plan on behalf of each Series (the "A Plans," each, an "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under each A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of each Series as defined in the Act, is authorized to approve annual fee payments from a Series' Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling"). Institutions and persons permitted by law to receive such fees are "authorized institutions."

      In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate.

      Under the A Plans, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges or (ii) through Retirement Plans with at least 100 eligible employees.

      Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class Ashares. Any such payments are subject to the Fee Ceiling. Any payments under the Plans not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

      Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for redemptions by Retirement Plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions. If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

      To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

      The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

      In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

      If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Waiver of Class B Sales Charges. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

      The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with the death of an individual shareholder (a natural person), and (iv) in connection with mandatory distributions under 403(b) plans and individual retirement accounts. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Class B Rule 12b-1 Plan. The Fund has adopted a Class B share Rule 12b-1 Plan on behalf of each Series (the "B Plans," each a "B Plan") under which the Series periodically pays (except as to certain accounts for which tracking data is not available) Lord Abbett Distributor (i) an annual service fee of 0.25 of


Anniversary
of the Day on                              Contingent Deferred
Which the Purchase                         Sales Charge on
Order Was Accepted                         Redemptions
                                           (As % of Amount
On                        Before           Subject to Charge)
--------------------------------------------------------------------------------
                          1st                  5.0%
--------------------------------------------------------------------------------
1st                       2nd                  4.0%
--------------------------------------------------------------------------------
2nd                       3rd                  3.0%
--------------------------------------------------------------------------------
3rd                       4th                  3.0%
--------------------------------------------------------------------------------
4th                       5th                  2.0%
--------------------------------------------------------------------------------
5th                       6th                  1.0%
--------------------------------------------------------------------------------
on or after the                                None

1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years.

      Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plan, described above.

      Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

      Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series or part or all of the service fee payments.

      The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold with-out a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase.

      The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Trustees or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

Automatic Conversion of Class B Shares. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

      To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Class C Rule 12b-1 Plan. The Fund has adopted a Class C share Rule 12b-1 Plan on behalf of each Series (the "C Plans", each a "C Plan") under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed .10% of the average annual net asset value of such shares outstanding.

SHAREHOLDER SERVICES
===============================================================================

We offer the following shareholder services:

      Telephone Exchange Privilege: Shares of any Series may be exchanged, without a service charge: (a) for those of the same class of any other Series or any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

      You or your representative with proper identification can instruct the Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

      Systematic Withdrawal Plan ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and
(3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

      Div-Move: You can invest the dividends paid on your account ($250 minimum initial and $50 subsequent minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends will not be subject to a CDSC. You should read the prospectus of the other fund before investing.

      Invest-A-Matic: You can make fixed, periodic investments ($250 minimum initial and $50 subsequent minimum investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

      Retirement Plans: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs, Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

      Householding: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

      All correspondence should be directed to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

OUR MANAGEMENT
================================================================================

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett ("Fund Management"). We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Lord Abbett Partner Robert G. Morris, serves as Executive Vice President and portfolio manager for the Growth & Income Series. Mr. Morris has been with Lord Abbett for over five years and has over twenty-five years of investment experience. Christopher Taylor serves as portfolio manager of the International Series. Mr. Taylor is Deputy Managing Director of Fuji Investment Management Co. (Europe), Ltd. (the "Sub-Adviser"). He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience. Zane E. Brown, Lord Abbett partner and its Director of Fixed Income, is primarily responsible for the day-to-day management of the World Bond-Debenture Series. Mr. Brown delegates management duties to other Lord Abbett employees who may be Fund officers.

      Lord Abbett has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Series' assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett indirectly owns a minor percentage of such outstanding voting stock. As of June 1, 1997, the Sub-Adviser manages approximately $577 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Series' assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

      Although, under normal circumstances, the International Series will be invested at least 80% in equity securities of non-U.S. issuers, subject to the direction of the Board of Trustees, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of assets of the International Series that shall be allocated (the "Asset Allocation") for investment in the United States and in foreign markets, respectively.

      Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee at the annual rate of 0.75 of 1% for each Series. With respect to the International Series, Lord Abbett, when not waiving its management fee, is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee as described above. Regardless of such waiver, Lord Abbett is free to pay the Sub-Adviser.

      As a percentage of average net assets, the effective management fees for the most recent fiscal year for the International Series and the Growth & Income Series were 0. 75 and 0.75 of 1%, respectively.

      We will not hold annual meetings and expect to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration of Trust, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding shares entitled to vote. See the Statement of Additional Information for more details.

The Fund. The Fund was organized as a Delaware business trust on February 26, 1993. Its Class A, B and C shares have equal rights as to voting, liquidation, assets, dividends and distributions except for differences resulting from certain class-specific expenses.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
================================================================================

Dividends from net investment income are expected to be paid to shareholders of the Growth &Income Series semi-annually and International Series annually. For the World Bond-Debenture Series, net investment income is expected to be paid quarterly as a dividend. Supplemental dividends may be paid by each Series in December or January. Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

      A long-term capital gains distribution is made by a Series when it has net profits during the year from sales of securities which it has held more than one year. If a Series realizes net short-term capital gains, they also will be distributed. It is anticipated that capital gains will be distributed in November. You may take them in cash or additional shares without a sales charge.

      Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund for between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

      Each Series may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. See the Statement of Additional Information for additional details.

      Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

      We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

REDEMPTIONS
================================================================================

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

  If you do not qualify for the procedure above, send your written redemption request to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Series' shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

      Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day. Shareholders who have redeemed their shares have a one-time right to reinvest, in another account having the identical class and registration, in any of the Eligible Funds at the then applicable net asset value without the payment of a front-end sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

      Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.

      Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

PERFORMANCE
================================================================================

Lord Abbett Securities Trust -- Growth & Income Series and International Series -- completed its fiscal year on October 31, 1997 with net assets of $142,991,675 and $37,334,499, respectively.

      Over the past year, the U.S. stock market continued to turn in good performance. This advance was fueled by a surprising combination of strong economic growth and declining inflation. Subdued inflation allowed interest rates to decline further and stock prices to rise.

      The financial services sector (primarily bank holdings) provided the greatest amount of portfolio return, closely followed by consumer noncyclical companies (which are companies whose performance is not tied to economic conditions, such as drug and healthcare products, gas and electric companies), where several pharmaceutical companies were stellar performers. Looking ahead, healthcare and packaged foods continue to look attractive to us.

      The International Series enjoyed a strong performance over the past year due in large part to gains made by industrial companies which are domiciled in Germany and Canada. One company that helped portfolio performance during the year manufactures "zero emission" hydrogen powered fuel cells that produce water and oxygen as waste materials. Another is the world's largest supplier of database software tools used for information integration. These are some examples of what we believe are industry leaders. In addition, due to our selective investment process, we had minimal exposure to companies located in the emerging and Far Eastern markets that fell sharply during the period.

Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about each Series. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rates for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on a Series' net asset value per share. Yields for Class C shares do not reflect the deduction of the CDSC.

      "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

      See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of each Series' total return and yield.
--------------------------------------------------------------------------------

      This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

      No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

Each Series' performance shown in the comparison below will be greater than or less than the lines for Class A and B shares, in the case of the Growth & Income Series, and Class B and C shares, in the case of the International Series, based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of changes in value of a $10,000 investment in Class C shares of Lord Abbett Securities Trust -- Growth & Income Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Standard & Poor's 500

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                  Total Return
                              for Class A Shares(2)
--------------------------------------------------------------------------------
    1 Year                         Life of Class
                               (7/15/96-10/31/97)
--------------------------------------------------------------------------------
    19.53                            25.28%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Average Annual Total Return
                              for Class B Shares(2)
--------------------------------------------------------------------------------
                                  Life of Class
                               (6/15/97-10/31/97)
--------------------------------------------------------------------------------
                                    1.83%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Average Annual Total Return
                              for Class C Shares(2)
--------------------------------------------------------------------------------
  1 Year                           3 Years             Life of Class
                                                    (1/3/94-10/31/97)
--------------------------------------------------------------------------------
  26.20%                           22.69%                  18.16%
--------------------------------------------------------------------------------

Comparison of changes in value of a $10,000 investment in Class A shares of Lord Abbett Securities Trust -- International Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Morgan Stanley European, Asia and Far East Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                  Total Return
                              for Class A Shares(4)
--------------------------------------------------------------------------------
                                  Life of Class
                               (12/13/96-10/31/97)
--------------------------------------------------------------------------------
                                      8.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Average Annual Total Return
                              for Class B Shares(2)
--------------------------------------------------------------------------------
                                  Life of Class
                                (6/2/97-10/31/97)
--------------------------------------------------------------------------------
                                      .28%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Average Annual Total Return
                              for Class C Shares(2)
--------------------------------------------------------------------------------
                                  Life of Class
                                (6/2/97-10/31/97)
--------------------------------------------------------------------------------
                                     4.50%
--------------------------------------------------------------------------------

(1) Performance numbers for the Standard & Poor's 500, which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index.
(2) Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.
(3) Performance numbers for Morgan Stanley European, Asia and Far East Index ("EAFE"), which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index. Since EAFE only starts on the first day of the month, in the case of the EAFE comparison to the International Series, which commenced operations on 12/13/96, EAFE starts on 11/30/96.
(4) Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.

Investment Manager and Distributor
Lord, Abbett & Co. and Lord Abbett Distributor llc
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.
LST-1-398

(3/98)

LORD ABBETT
SECURITIES TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

================================================================================
LORD ABBETT
================================================================================
================================================================================
Statement of Additional Information                               March 19, 1998
================================================================================

                          Lord Abbett Securities Trust
--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 19, 1998.

Lord Abbett Securities Trust (referred to as "we" or the "Fund") was organized as a Delaware business trust on February 26, 1993. The Fund has four series, but only Growth & Income Series and the International Series (the "Series") is described in this Statement of Additional Information. Each of the Series has three classes of shares (A, B and C). All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                                 Page

      1.    Investment Objective and Policies                           2

      2.    Trustees and Officers                                       5

      3.    Investment Advisory and Other Services                      8

      4.    Portfolio Transactions                                      9

      5.    Purchases, Redemptions and Shareholder Services             11

      6.    Past Performance                                            16

      7.    Taxes                                                       17

      8.    Information About the Fund                                  18

      9.    Financial Statements                                        19

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions

Both Series are subject to the following investment restrictions which cannot be changed without approval of a majority of each Series' outstanding shares. Each Series may not: (1) borrow money, except that (i) each Series may borrow from banks (as defined in the Act ) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Series also is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies (in the case of the International Series, as long as the Series is an underlying fund in a fund-of-funds structure) (in the case of the Growth & Income Series, except as permitted by applicable law); (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Series' total assets (included within such limitation, but not to exceed 2% of a Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Series' prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in each Series.

Lending Portfolio Securities

Each Series may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Series' total assets. Each Series loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Series may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Series will comply with the following conditions whenever it loans securities: (i) each Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Series must be able to terminate the loan at any time; (iv) each Series must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Series may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Series have a total value in excess of the value of the repurchase agreement. Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, each Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of each Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

Warrants

Pursuant to Texas regulations, each Series will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options

As stated in the Prospectus, each Series may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Series forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Series may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Series is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Series intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Series assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Series' commitments with respect to such written options.

Other International Series Investment Policies (which can be changed without shareholder approval)

Financial Futures Contracts. The International Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The International Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Series would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Series intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the International Series will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

Portfolio Turnover

For the fiscal year ended October 31, 1997 the portfolio turnover rate was 36.37% for the Growth & Income Series. For the period December 13, 1996 to October 31, 1997 the portfolio turnover rate was 29.72% for the International Series.

                                       2.

                              Trustees and Officers

The following trustees are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, he was Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.

                       For the Fiscal Year Ended October 31, 1997

      (1)                (2)               (3)                       (4)

                                      Pension or           For Year Ended
                                      Retirement Benefits  December 31, 1997
                                      Accrued by the       Total Compensatio
                        Aggregate     Fund and             Accrued by the Fund
                        Compensation  Twelve Other Lord    and Twelve Other Lord
                        Accrued by    Abbett-sponsored     Abbett-sponsored
Name of Director        the Fund(1)   Funds(2)             Funds(3)
----------------        -----------   --------             ---------------------
E. Thayer Bigelow       $   450       $17,068              $56,000
Stewart S. Dixon        $   442       $32,190              $55,000
John C. Jansing         $   442       $45,0854             $55,000
C. Alan MacDonald       $   460       $30,703              $57,400
Hansel B. Millican, Jr  $   446       $37,747              $55,000
Thomas J. Neff          $   449       $19,853              $56,000


1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of October 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $939; Mr. Dixon, $21,556; Mr. Jansing, $22,346; Mr. MacDonald, $9,515; Mr. Millican, $21,626; and Mr. Neff, $22,587. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1997, each would own, the following: Mr. Bigelow, 107 shares; Mr. Dixon, 2,890 shares; Mr. Jansing, 6,920 shares; Mr. MacDonald, 1,083 shares; Mr. Millican, 2,460 shares; and Mr. Neff, 2,996 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Zane Brown, age 46, Executive Vice President; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Stephen I. Allen, age 44; Daniel
E. Carper, age 46; Daria L. Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 55; Robert G. Morris, age 53; Robert J. Noelke, age 41; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 61, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of October 31, 1997, our trustees and officers, as a group, owned less than 1% of our outstanding shares.

                                       3.

                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for the Series. The ten general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor trustees of the Fund are W. Thomas Hudson and Michael McLaughlin.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, each Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. For the year ended October 31, 1997 such fees amounted to $999,092 of the Growth & Income Series and $127,715 of the International Series.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of each Series. For the fiscal year ended October 31, 1997 Lord Abbett did not waive management fees.

As discussed in the Prospectus under "Our Management," each Series is contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

Each Series pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Fund has agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Fund has adopted a Plan pursuant to Rule 12b-1 of the Act for each class of shares of the Series. Annual Plan distribution expenses up to 1% of the Series' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the International Series to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Series? portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.

                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser. The Sub-Advisor are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period January 3, 1994 to October 31, 1994 and for the fiscal years ended October 31, 1995, 1996 and 1997 we paid total commissions to independent broker-dealers of $15,489, $58,435, $85,334 and $273,174.

                                      5.

                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Fund's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our Shares for the purchase and redemption of our Shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class A shares will be determined in the same manner as for the Class B and C shares (net assets divided by shares outstanding). Our Class A shares will be sold with a front-end sales charge of 5.75%.

The maximum offering prices of each Series' Class A shares on October 31, 1997 were computed as follows:

                                          Growth & Income          International
                                               Series                  Series
                                          ---------------            ----------

Net asset value per share (net assets
  divided by shares outstanding                 $8.79                  $10.86

Maximum offering price per
  share (net asset value divided
  by .9425 in both cases)                       $9.33                  $11.52

The maximum offering prices of each Series' Class B shares on October 31, 1997 were computed as follows:

Net asset value per share (net assets
  divided by shares outstanding                 $8.80                  $10.83

The maximum offering prices of each Series' Class C shares on October 31, 1997 were computed as follows:

Net asset value per share (net assets
  divided by shares outstanding                 $8.80                  $10.83

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Series pursuant to Rule 12b-1 of the Act for each class of shares available in the applicable series: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Growth & Income Series accrued or paid through Lord Abbett to authorized institutions $135,432 under the A Plan, $602 under the B Plan and $785,927 under the C Plan. For the period December 13, 1996 (Commencement of Operations) to October 31, 1997 the International Series accrued or paid through Lord Abbett to authorized institutions $41,058 under the A Plan, $3,180 under the B Plan and $6,653 under the C Plan . Lord Abbett used all amounts received under the A, B and C Plans for the Growth & Income Series for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and
(b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted          on Redemptions  (As % of Amount
                                               Subject to Charge)
Before the 1st.................................5.0%
On the 1st, before the 2nd.....................4.0%
On the 2nd, before the 3rd.....................3.0%
On the 3rd, before the 4th.....................3.0%
On the 4th, before the 5th.....................2.0%
On the 5th, before the 6th ....................1.0%
On or after the 6th anniversary................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the applicable Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a

CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each Series computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Growth & Income Series' average annual compounded rates of total return for the fiscal year ending on October 31, 1997 were 19.60% and 26.20% for the Series' Class A and C shares, respectively. The total return for Class B shares for the period June 5, 1997 through October 31, 1997 was 1.84% (not annualized).

The total return for the International Series for the period December 13, 1996 to October 31, 1997 was 8.60% (not annualized). The total return for the Class B and Class C shares for the period June 5, 1997 through October 31, 1997 was 0.32% (not annualized) and 4.54% (not annualized), respectively..

Each Series' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing such Series' net investment income per share earned during the period by such Series' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

As described in the Prospectus under "Risk Factors," the International Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

Gains and losses realized by the International Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

Shareholder Liability. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under The Fund's Declaration of Trust, the trustees may, without shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the period from December 13, 1996 to October 31, 1997 with respect to the International Series and the fiscal year ended October 31, 1997 with respect to the Growth & Income Series and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT                                                       March 19, 1998

Statement of Additional Information

                          Lord Abbett Securities Trust
                          World Bond-Debenture Series
--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March 19, 1998.

Lord Abbett Securities Trust (sometimes referred to as the "Fund") was organized as a Delaware business trust on February 26, 1993. The Fund has four series, but only World Bond-Debenture Series ("we" or the "Series") is described in this Statement of Additional Information. The Series has three classes of shares (A, B and C). All Fund shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                        TABLE OF CONTENTS                         Page

                  1.    Investment Policies                       2
                  2.    Trustees and Officers                     4
                  3.    Investment Advisory and Other Services    7
                  4.    Portfolio Transactions                    7
                  5.    Purchases, Redemptions and
                        Shareholder Services                      9
                  6.    Past Performance                          15
                  7.    Taxes                                     16
                  8.    Information About the Fund                17
                  9.    Financial Statements                      17
                 10.    Appendix                                  18

                                      1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Series may not:
(1) borrow money, except that (i) the Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;
(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities of one issuer representing more than (i) 5% of the Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. The Series may not: (1) borrow in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Series' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Series' prospectus and statement of additional information, as they may be amended from time to time; (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Series; or (10) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Portfolio Turnover Rate. For the first year of operation, our portfolio turnover is expected to be between 100% and 150%.

Investment Techniques

The Series intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. While some of these techniques involve risk when utilized independently, the Series intends to use them to reduce risk and volatility in its portfolios.

Covered Call Options. The Series may write covered call options on securities it owns ("call options"). A call option on securities gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified security on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying security beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned security is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Repurchase Agreements. The Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement. The Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Series acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Series intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Series to present minimal credit risks. The Series will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Lending Portfolio Securities

The Series may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of theSeries' total assets. The Series' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing the Series' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Series and is acting as a "placing broker." No fee will be paid to affiliated persons of the Series.

By lending portfolio securities, the Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. The Series will comply with the following conditions whenever it lends securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

When-Issued Transactions

As stated in the Prospectus, the Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Series enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Series generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                              Trustees and Officers

The following trustees are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J.B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors maintained by each of the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                       For The Fiscal Year Ended October 31, 1997
                       ------------------------------------------
      (1)            (2)           (3)                         (4)

                                                           For Year Ended
                                Equity-Based               December 31, 1997
                                Benefits Accrued           Total Compensation

                          Aggregate     By The Fund And    Accrued By The Fund
                          Compensation  Twelve Other Lord  And Twelve Other Lord
                          Accrued By    Abbett-Sponsored   Abbett-Sponsored
Name Of Director          The Fund(1)   Funds(2)           Funds(3)
----------------          -----------  -----------------   ---------------------
E. Thayer Bigelow         $450          $16,641            $56,000
Stewart S. Dixon          $442          $32,015            $55,000
John C. Jansing           $442          $46,430            $55,000
C. Alan MacDonald         $460          $29,994            $57,400
Hansel B. Millican, Jr.   $446          $38,069            $55,000
Thomas J. Neff            $449          $18,804            $56,000


1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of October 31, 1997, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, 939; Mr. Dixon, 21,555; Mr. Jansing, 165,003; Mr. MacDonald, 9,515; Mr. Millican, 21,626 and Mr. Neff, 22,587.
    If the amounts deemed invested in Fund shares were added to each trustee's actual holdings of Fund shares as of October 31, 1997, each would own the following: Mr. Bigelow, shares; Mr. Dixon, shares; Mr. Jansing, shares; Mr. MacDonald, shares; Mr.Millican, shares; Mr. Neff, shares.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors(trustees) may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, were amended during 1996 to, among other things, enable outside directors(trustees) to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors(trustees) made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1997 with respect to the equity-based plans. Under the 1996 amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a trustee's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Zane Brown, age 46, Executive Vice President; Paul A. Hilstad, age 55 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.), Vice President and Secretary; Stephen I. Allen, age 44; Daniel E. Carper, age 46; Daria Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc - 1995 to 1997, prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 55; Robert Noelke, age 41; E. Wayne Nordberg, age 59; A. Edward Oberhaus, age 38, Keith F. O'Connor, age 42, John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of December 26, 1997, Lord, Abbett & Co. owns all of our shares. Therefore, those trustees and officers who are also partners of Lord, Abbett & Co. own as a group, 100% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are W. Thomas Hudson and Michael McLaughlin. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management". Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Series' average daily net assets. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's trustees have approved arrangements permitting the Series' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants of the Fund and must be approved at least annually by our Board of Trustees to continue in such capacity. Independent public accountants perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

                                       4.
                             Portfolio Transactions

With respect to the Series, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28(e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Series may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Series' portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Series; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Series; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell the Series' portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                      5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Series values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering price of Class A shares on December 26, 1997 was computed as follows:

                                                      Class A
                                                      -------

Net asset value per share (net assets divided
by shares outstanding)................................$10.03

Maximum offering price per share (net asset
value divided by .9525)...............................$10.53

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Series' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Series' calculation of net asset values unless the Fund's trustees determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and C shares are offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Series, and to make reasonable efforts to sell Series shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Series has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Series Classes: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, subject to certain exceptions ,a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                 Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted     on Redemptions (As  % of Amount
                                          Subject to Charge)
Before the 1st.................................5.0%
On the 1st, before the 2nd.....................4.0%
On the 2nd, before the 3rd.....................3.0%
On the 3rd, before the 4th.....................3.0%
On the 4th, before the 5th.....................2.0%
On the 5th, before the 6th ....................1.0%
On or after the 6th anniversary................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Series' average annual compounded rates of total return for the period from December 18, 1997 (commencement of operations) to March , 1998 was %, % and %, for the Series' Class A, B and C shares, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended March , 1998, the yield for the Class A, B and C shares of the Series were %,
  % and   %, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

As described in the Prospectus, the Series may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of the Series of the Fund consist of stock or securities of foreign corporations, the Series may elect to treat foreign income taxes paid by the Series as having been paid directly by its shareholders. If a Series qualifies for and makes such an election, the shareholders of the Series will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Series and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Series, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by the Series may be required to treat a portion of dividends received from the Series as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Series qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Series and (ii) the portion of dividends which represents income from each foreign country.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Series. Such hedging transactions may increase the amount of short-term capital gain realized by such Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options and forward contracts.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Series may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Series were to invest in a passive foreign investment company with respect to which the

Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Series.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1997 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

BY:
   -------------------                    -------------------
   Trustee Of The Lord, Abbett & Co.         Zane E. Brown
   Profit Sharing Plan
Dated: March , 1998